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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 JANUARY 7, 2000

                        MARKETING SPECIALISTS CORPORATION
             (Exact name of registrant as specified in its charter)


       DELAWARE                       0-24667                   04-341183
    (State or other                 (Commission               (IRS employer
    jurisdiction of                 file number)            identification no.)
   incorporation or
    organization)

                       17855 N. DALLAS PARKWAY, SUITE 200
                               DALLAS, TEXAS 75287
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (972) 349-6200

               ---------------------------------------------------

                          Merkert American Corporation
                               490 Turnpike Street
                           Canton, Massachusetts 02021
                            (Former name and address)

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ITEM 5.  OTHER EVENTS

         On January 11, 2000, the Registrant announced that on January 7, 2000 its largest stockholder increased its equity position in the Registrant. A copy of this press release is filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) EXHIBITS

             The following Exhibits are filed herewith:

             99.1 Press Release issued by the Registrant on January 11, 2000 regarding largest stockholder's increased equity position in the Registrant.


                            [SIGNATURE PAGE FOLLOWS]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MARKETING SPECIALISTS CORPORATION


                                      By: /s/ Timothy M. Byrd
                                          -------------------------------------
                                          Timothy M. Byrd
                                          Chief Financial Officer

Date: January 13, 2000

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                                 EXHIBIT INDEX


EXHIBIT
  NO.                              DESCRIPTION
-------                            -----------

99.1 Press Release issued by the Registrant on January 11, 2000 regarding largest stockholder's increased equity position in the Registrant.